EXHIBIT 99.1
------------




JONES LANG LASALLE
Real value in a changing world





                            INVESTOR PRESENTATION


                                  June 2008














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JONES LANG LASALLE - PAGE - 2:



FORWARD LOOKING STATEMENTS

Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives, dividend payments and share repurchases may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2007 and in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company's Board of Directors. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events.






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JONES LANG LASALLE - PAGE - 3:



                 OUR VISION - GLOBAL AND DIVERSIFIED GROWTH


   ----------------------------------------------------------------------

         The chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

   ----------------------------------------------------------------------



      MARKET LEADING POSITIONS:


      CONSOLIDATING INDUSTRY

      .     Strong balance sheet

      .     Desired global platform

      .     Disciplined acquirer


      DIVERSITY IN UNCERTAIN ENVIRONMENT

      .     Current Capital Markets slow-down offset by:

            -     The Staubach Company merger

            -     Global platform breadth

            -     Multiple growing service lines

            -     Increasing market share

            -     Investment management business




            ----------------------------------------
            G1          Local and Regional
                        Service Operations
                        Execution
            ----------------------------------------
            G2          Global Corporate
                        Solutions
                        Counter Cyclical
            ----------------------------------------
            G3          Global Capital
                        Markets
                        Global Diversity
            ----------------------------------------
            G4          LaSalle Investment
                        Management
                        Annuity
            ----------------------------------------
            G5          World Standard
                        Business Operations
                        Operating Leverage
            ----------------------------------------





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JONES LANG LASALLE - PAGE - 4:



                        LASALLE INVESTMENT MANAGEMENT

                Delivering Annuity Revenue and Incentive Fees


[ Graphic / Line Chart indicating ]



($ Millions)

                                 Advisory
                                   and
       Incentive   Equity      Transaction    Operating
         Fees     Earnings         Fees         Income          AUM
       ---------  --------     -----------    ----------   -------------
2005       43.4       11.8          $147.5        $50.2    $29.8 Billion

2006      170.6*       7.1          $206.7       $124.4    $40.6 Billion
                              (40% growth)

2007       88.2        9.7          $272.9       $112.0    $49.7 Billion
                              (32% growth)


   *  Includes $112.5 million incentive fee from a single client.






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JONES LANG LASALLE - PAGE - 5:



LASALLE INVESTMENT MANAGEMENT


A GLOBAL BUSINESS AND DIFFERENTIATOR FOR OUR FIRM



                                                          Assets
                                  Typical                 Under
                   Q1 2008          Fee                   Manage-
Description      Statistics      Structure      Product    ment       %
-----------    ---------------   ---------      -------   -------  ------

SEPARATE                                        European
ACCOUNT                                         Private
MANAGEMENT     . $25.5 billion   . Advisory     Equity      $18.2   33.6%
(Firm's co-      of assets         fees
investment =     under manage-   . Transaction  North
$34.9MM)         ment              fees         American
                 (2% GROWTH      . Incentive    Private
                 OVER 2007)        fees         Equity      $15.7   29.0%
                                 . Equity
                                   earnings     Asia
                                                Pacific
                                                Private
----------------------------------------------  Equity      $10.4   19.2%
                                                --------------------------
FUND                                            TOTAL
MANAGE-        . $18.8 billion   . Advisory     PRIVATE
MENT             of assets         fees         EQUITY      $44.3   81.9%
(Firm's          under manage-   . Incentive    --------------------------
co-invest-       ment              fees
ment =           (77% GROWTH     . Equity       TOTAL
$112.4MM)        OVER 2007)        earnings     PUBLIC
                                                SECURITIES   $9.8   18.1%

                                                --------------------------
----------------------------------------------
                                                TOTAL       $54.1    100%
PUBLIC
SECURITIES     . $9.8 billion    . Advisory     --------------------------
(Firm's co-      of assets         fees
investment =     under manage-
$0.1 MM)         ment
                 (5% DECLINE
                 OVER 2007)

----------------------------------------------





                   Assets Under Management = $54.1 billion

             --------------------------------------------------

                           18% GROWTH OVER Q1 2007

             --------------------------------------------------








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JONES LANG LASALLE - PAGE - 6:



LASALLE INVESTMENT MANAGEMENT


FUNDS DRIVING AUM GROWTH, ADVISORY FEES AND POTENTIAL INCENTIVE FEES



---------------------------------------------------------------------------
                                                   Original
                          Number                    Buying
Vintage    Investment       of                       Power     Percentage
Year          Style        Funds       Region        ($MM)      Committed
---------------------------------------------------------------------------

2001        Value-Add        1         Europe       $ 1,000       100%
---------------------------------------------------------------------------

2002        Value-Add        2        Americas      $ 1,700       100%
          Opportunistic             Asia Pacific

---------------------------------------------------------------------------

2003        Value-Add        1        Americas      $   300       100%

---------------------------------------------------------------------------

2004        Value-Add        2      Asia Pacific    $ 1,750       100%
          Opportunistic                Europe

---------------------------------------------------------------------------

2005      Value-Add (3)      5      Americas (2)    $ 5,800        80%
        Opportunistic (2)           Asia Pacific
                                     Europe (2)

---------------------------------------------------------------------------

2006        Value-Add        3        Americas      $ 4,400        30%
                                     Europe (2)

---------------------------------------------------------------------------

2007      Value-Add (2)      4      Americas (2)    $17,900         6%
        Opportunistic (2)         Asia Pacific (2)
---------------------------------------------------------------------------

Total                       18                      $32,850
---------------------------------------------------------------------------




Note: Vintage Year represents the year in which the fund made its first capital call from investors. Original Buying Power represents the capital commitment plus target leverage at inception of fund. Percentage Committed includes amounts invested plus amounts committed to development projects.



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JONES LANG LASALLE - PAGE - 7:



GLOBAL CAPITAL MARKETS


REDUCED ACTIVITY IN 2008 OFF RECORD 2007 WITH CONTINUED CHALLENGING
ENVIRONMENT


                        Direct Commercial
                        Property
                        Transactions (1)        Cross Border
                        --------------------    --------------------

2007                    $759 billion (+8%)      $357 billion (+19%)
--------------------------------------------------------------------
2006                    $700 billion (+41%)     $299 billion (+80%)
--------------------------------------------------------------------
2005                    $495 billion (+26%)     $166 billion (+41%)
--------------------------------------------------------------------
2004                    $393 billion (+11%)     $118 billion (+32%)
--------------------------------------------------------------------
2003                    $354 billion            $90 billion
--------------------------------------------------------------------



MARKET TRANSACTION ACTIVITY REFLECTS DEBT MARKET IMPACT

--------------------    --------------------    --------------------
AMERICAS                EUROPE                  ASIA PACIFIC

.. Volumes up 8%         . Volumes down 4%       . Volumes up 27%
  over 2006               from 2006 in            over 2006
                          local currency
.. H2 2007 activity                              . Cross border
  down 23% vs           . Cross border            represented 47%
  H1 2007                 represented 63%         of transactions
                          of Europe volume        up from 33% in
                                                  2006
--------------------    --------------------    --------------------



(1)   Excludes entity level and residential transactions

Source: JLL; Property Data (UK); KTI (Finland); Akershus Eiendom (Norway); Athens Economics (Greece); Wuest and Partners (Switzerland); Real Capital Analytics (USA)






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JONES LANG LASALLE - PAGE - 8:



STRATEGIC INVESTMENTS AND ACQUISITIONS EXPAND FOOTPRINT


STRENGTHEN MARKET POSITION AND DIVERSIFY GLOBALLY




JONES LANG LASALLE'S INVESTMENT AND ACQUISITION STRATEGY:

-------------------------------------------------------------------------

NEW GEOGRAPHIES         STRENGTHEN PRESENCE     NEW SERVICE LINES
PROVIDE IMMEDIATE       AND CAPTURE             ENHANCE PRODUCT
SCALE                   MARKET SHARE            OFFERINGS

.. Dubai - RSP Group     . U.S. - THE STAUBACH   . RETAIL - KEMPER'S
                          COMPANY                 GROUP
.. Finland - new
    Helsinki office     . India - Trammell      . PDS - KHK Group
                            Crow Meghraj
.. Turkey - new                                  . Sustainability
    Istanbul office     . Netherlands -             Solutions -
                            Troostwijk              Upstream
                            Makelaars

                        . Australia - NSC
                            Corporate

-------------------------------------------------------------------------

             --------------------------------------------------
                    Completed 13 acquisitions during 2007
               2008 revenue contribution of over $150 million
             --------------------------------------------------


             --------------------------------------------------
                     Completed 10 acquisitions YTD 2008
             --------------------------------------------------





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JONES LANG LASALLE - PAGE - 9:



STAUBACH
A World of Real Estate Knowledge




                        THE STAUBACH COMPANY OVERVIEW

             Premier US Brand in Tenant Representation Services


..     STAUBACH IS A MARKET-LEADING REAL ESTATE ADVISORY FIRM WITH A
      PRESENCE IN OVER 20 U.S. MARKETS

      -     Established over 30 years ago by Roger Staubach


..     LOYAL EMPLOYEE BASE WITH MORE THAN 1,000 EMPLOYEES

      -     94% professional retention


..     CONSISTENT REVENUE AND PROFIT GROWTH

      -     Four year revenue CAGR of 15% (1)


..     VARIABLE COMPENSATION USING COMMISSION MODEL


..     DIVERSE CLIENT BASE

      - Top ten clients less than 15% of Staubach's 2007 fiscal year revenue


..     MAJORITY OF REVENUE, C. 85%, FROM TENANT REPRESENTATION

      - Tenant Representation demonstrated resiliency in the last market downturn


   (1)  Based on Staubach's historical financial results (unaudited)




             --------------------------------------------------
                            Tenant Representation
                              Service Offerings
             --------------------------------------------------

                  .     Strategic and advisory consulting

                  .     Transaction management

                  .     Lease and contract negotiation

                  .     Research

                  .     Lease administration

                  .     Portfolio strategy

                  .     Business and economic incentives

             --------------------------------------------------


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JONES LANG LASALLE - PAGE - 10:




                             STRATEGIC RATIONALE

            STRONG STAUBACH LEADERSHIP AND COMPLEMENTARY CULTURES





STAUBACH'S TOP LEADERSHIP TALENT    CULTURAL FIT
---------------------------------   ---------------------------------

..    Depth of leadership at         .    Client first mentality
     local and regional level

..    Roger Staubach anticipated     .    Growth mindset
     to join JLL Board of
     Directors
                                    .    Similar brand attributes
..    Staubach management to              and values
     take meaningful roles
     in combined organization
                                    .    Team oriented
..    Successfully manage broker
     compensation programs -
     which will be expanded         .    Trust and integrity
     in JLL

..    Sales and personal             .    Desire to be the best and
     relationship development            achieve market leadership
     skill set embedded in
     Staubach culture

---------------------------------   ---------------------------------






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JONES LANG LASALLE - PAGE - 11:




                 STAUBACH ACQUISITION - STRATEGIC RATIONALE

    IMMEDIATELY POSITIONS JLL AS A MARKET LEADER IN TENANT REPRESENTATION



..     STAUBACH'S SCALE, FOOTPRINT AND STRONG COMPETITIVE POSITION
      ACCELERATES JLL'S PENETRATION OF KEY US MARKETS

      - Significantly strengthens JLL's leasing capabilities in local markets


..     BOTH FIRMS FOCUS ON TOP 20 MARKETS WITH COMBINATION CREATING LEADING
      POSITIONS IN MAJORITY OF LARGE OFFICE MARKETS

      - New York, Washington DC metro, Chicago, Northern California, Dallas, Houston, Boston and Atlanta


..     INTEGRATING AND CROSS SELLING COMBINED CAPABILITIES ADDS VALUE TO
      CLIENTS BY LEVERAGING BROADER SERVICE OFFERING

      - JLL's leading Corporate Solutions position in facilities management, project management and transaction management plus Staubach's strength in tenant representation increases separation from the competitive set

      - Adds depth and scale to combined practice groups including law firms, global logistics, data centers, call centers, healthcare and life sciences


..     COMBINATION REINFORCES JLL'S POSITION AS THE HIGH QUALITY BRAND FOR
      OCCUPIER CLIENTS








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JONES LANG LASALLE - PAGE - 12:



                 STARBACH ACQUISITION - TRANSACTION OVERVIEW


..     JONES LANG LASALLE and THE STAUBACH COMPANY HAVE ENTERED A DEFINITIVE
      AGREEMENT TO MERGE OPERATIONS


      - Staubach's June 2008 fiscal revenues projected to be approximately $375 million

            - Significant opportunity to cross-sell JLL's broad services and global geography to Staubach clients

      - Staubach to receive guaranteed payments of $613 million, plus additional earn out opportunities of up to $114 million based on performance milestones

      - Expense synergies - expect at least $7.5 million of annual run rate

      - Expect transaction to be EPS accretive in 2009 on a U.S. GAAP basis

            - Currently projecting approximately $100 million of intangible assets

            - Currently projecting approximately $25 million of integration costs

            - Significant EPS accretion expected as integration costs fully expensed and intangible amortization burns off

      - Anticipate closing during third quarter 2008, subject to contract terms and Hart-Scott-Rodino approval

            -     Transaction approved by Staubach shareholders






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JONES LANG LASALLE - PAGE - 13:



                 STAUBACH ACQUISITION - TRANSACTION OVERVIEW


..     DEFERRED PAYMENT STRUCTURE AND PERFORMANCE-BASED INCENTIVES

      -     Staubach to receive guaranteed payments of $613 million (1)

      -     $223 million consideration at close

            - $123 million paid in cash using existing credit facilities (2)

            - $100 million paid in Jones Lang LaSalle stock via a private placement issued to Staubach shareholders

                  - Registration statement covering shares to be filed following filing of pro forma financial statements

      - $390 million of deferred payments (present value of $317 million)

            - 1st payment = $78m, 2nd payment = $156m, 3rd payment = $156m; payments to be made 25, 37 and 61 months following the transaction close

      - Earn out payments commence as early as 2011, based on performance incentives measured over a period of up to four and one-half years after the closing


(1) Total Guaranteed Purchase Price is $624 million before the deduction of net closing date liabilities and $11 million to fund transaction costs

(2) Cash payment at close to be reduced by the net closing date liabilities





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JONES LANG LASALLE - PAGE - 14:



                 STAUBACH ACQUISITION - STRATEGIC RATIONALE

      Provides Opportunity to Expand on Staubach's Single-Service Model


[ Graphics / Pie Charts indicating ]



     PRE-TRANSACTION SERVICE             POST-TRANSACTION
     LINE CONTRIBUTION                   BUSINESS CONTRIBUTION
---------------------------------   ---------------------------------

     Actual 2007 Revenue:                Pro Forma 2007 Revenue:
     $2.7 billion                        $3.0 billion


     OCCUPIER SERVICES - 28%             OCCUPIER SERVICES - 35%

       Integrated Facility                 Integrated Facility
         Management - 5%                     Management - 4%

       Project and Development             Project and Development
         Services - 15%                      Services - 15%

       Tenant Representation -             Tenant Representation -
         8%                                  16%


     INVESTOR SERVICES - 36%             INVESTOR SERVICES - 32%

       Agency Leasing - 13%                Agency Leasing - 12%

       Property Management - 9%            Property Management - 8%

       Valuation and Consulting -          Valuation and Consulting -
         14%                                 12%


     CAPITAL MARKETS - 22%               CAPITAL MARKETS - 21%


     MONEY MANAGEMENT - 14%              MONEY MANAGEMENT - 12%


-------------------------------------------------------------------------

..     ENABLES CROSS-SELLING OF ADDITIONAL SERVICES (INTEGRATED FACILITIES
      MANAGEMENT "IFM" AND PROJECT DEVELOPMENT SERVICES "PDS") TO EXISTING STAUBACH CLIENTS

..     STRENGTHENS ABILITY TO SELL STRATEGIC ALLIANCE TRANSACTION SERVICES
      TO JONES LANG LASALLE'S IFM / PDS-ONLY CLIENTS

      - Earn out structure encourages expansion of client relationship to include tenant representation

-------------------------------------------------------------------------





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JONES LANG LASALLE - PAGE - 15:



                 STAUBACH ACQUISITION - STRATEGIC RATIONALE

     G1 AND G2 IN THE AMERICAS; SIGNIFICANT INTERNATIONAL OPPORTUNITIES


[ Graphics / Pie Charts indicating ]



     PRE-TRANSACTION BUSINESS            POST-TRANSACTION
     CONTRIBUTION                        BUSINESS CONTRIBUTION
---------------------------------   ---------------------------------


     AMERICAS - 29%                      AMERICAS - 37%

     ASIA PACIFIC - 23%                  ASIA PACIFIC - 20%

     EMEA - 34%                          EMEA - 31%

     LIM - 14%                           LIM - 12%

     ACTUAL 2007 REVENUE:                PRO FORMA 2007 REVENUE:
       $2.7 BILLION                        $3.0 BILLION


-------------------------------------------------------------------------

..     STRATEGIC PRIORITIES:

      - G-1 - Grow local market positions (executed to date with hiring and small acquisitions)

      -     G-2 - Expand execution capabilities for corporate clients


..     STAUBACH'S PLATFORM COMPLEMENTS JLL AMERICAS' STRONG NATIONAL
      CORPORATE SOLUTIONS PLATFORM

      - Adds scale to Public Institutions penetration; become leader at federal level and add state-level capabilities

      - Adds scale to industrial brokerage and logistics-focused capabilities; one-third of JLL Corporate Solutions clients have industrial need

..     CROSS-BORDER TRANSACTION REFERRALS TO ASIA PACIFIC AND EUROPE

-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 16:



                     KEMPER'S GROUP ACQUISITION OVERVIEW


..     KEMPER'S BACKGROUND

      -     GERMAN'S LEADING RETAIL PROPERTY ADVISOR

            - Full range of investment, leasing, consulting, valuation and management services

            -     8 offices with approximately 150 employees

            - Integration in process following May 2, 2008 transaction close


..     STRATEGIC RATIONALE

      - ESTABLISHES JONES LANG LASALLE AS THE LEADER IN GERMANY'S COMMERCIAL REAL ESTATE MARKET

      -     ENHANCES THE FIRM'S SCALE AND GROWTH POTENTIAL IN GERMANY

            - Increased penetration of key city markets (Hamburg, Berlin, Dusseldorf, Munich, Frankfurt)

            - Kemper's leading Retail position added to JLL Germany's established service lines increases revenue and profit potential

                  -     Kemper's 2007 full year revenue of over $60 million

..     TRANSACTION HIGHLIGHTS

      -     TOTAL CONSIDERATION OF C. $129 MILLION, PAID IN CASH AT CLOSE

            - Debt financed using Jones Lang LaSalle's existing revolving credit facility

            -     Estimated integration costs of $4 million






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JONES LANG LASALLE - PAGE - 17:



                  GERMAN MARKET LEADERSHIP DUE TO SYNERGIES


[ GRAPHICS INDICATING ]

MARKET LEADERSHIP

                                      JLL                    JLL
DIVISION / BUSINESS LINE      BEFORE ACQUISITIONS     AFTER ACQUISITION
-------------------------------------------------------------------------

[ scale indicating levels of:  Below Average - Average - Dominant ]


LEASING

      Office Leasing          Mid Average             High Average

      Industrial Leasing      High Average            Low Dominant

      Retail Leading          Low Average             Full Dominant


CAPITAL MARKETS

      Local Investment        High Below Average      Low Average

      Portfolio               Mid Dominant            Mid Dominant

      CorpFin                 High Average            High Average

      Industrial              Mid Average             High Average

      Highstreet Investment   Mid Below Average       Full Dominant

      Shopping Center         High Average            Low Dominant

      Retail Warehouse        Low Average             Mid Dominant


MGMT. SERVICES

      Property Management     Low Dominant            Low Dominant

      Shopping Centre Mgmt.   Low Average             High Average

      P&DS                    High Below Average      High Below Average


VALUATION ADVISORY

      Commercial Valuation    Full Dominant           Full Dominant

      Residential Valuation   Full Dominant           Full Dominant

      Retail Valuation        Low Average             Low Dominant

      Strategic Consulting    Mid Average             High Average





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JONES LANG LASALLE - PAGE - 18:



                   ACQUISITION IMPACT ON CAPITAL STRUCTURE

       TWO SIGNIFICANT 2008 ACQUISITIONS -- KEMPER'S GROUP & STAUBACH


[ Graphic / Line Chart indicating ]



($ Millions)


                                                         3/31/08
                                                     Pro forma with
                                         3/31/08       Kemper's &
                                         Actual         Staubach
                                       ----------      -----------

Debt (including PV
of Deferred Payments)                    $  380           $  632

Deferred Payments                            78              395
                                         ------           ------
Total                                    $  458           $1,027


Market Capitalization (1)                $2,461           $2,561
                                            84%              71%



  (1) Market Capitalization based on March 31, 2008 closing stock price of $77.34



         ----------------------------------------------------------

                       Acquisition Financing Structure
                       -------------------------------

                                  Kemper's    Staubach
                                   May 2,        Q3
                                    2008        2008        Total
                                  --------    --------    --------

            Debt                      $129        $123        $252
            PV of Deferred
                Payments                --         317         317
            Equity                      --         100         100
                                      ----        ----        ----
            TOTAL                     $129        $540        $669

         ----------------------------------------------------------




Note: YTD 2008 acquisition payments excluding Kemper's and Staubach is $65 million



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JONES LANG LASALLE - PAGE - 19:


THE LEADING REAL ESTATE SERVICES BRAND


..     DOMINANT GLOBAL PLATFORM

      -     Approximately 170 offices in over 60 countries worldwide

      -     Research-driven global money management business

      -     Client demands for global expertise satisfied by few providers


..     SUPERIOR FINANCIAL PERFORMANCE & POSITION

      -     Diversified revenues by region and by service line

      -     Strong cash flow generator with investment-grade ratings

      - Strong global market positions benefiting from strategic investments and acquisitions


..     PERFORM FOR SHORT AND LONG TERM HORIZON

      -     Positioned to capitalize on continued industry consolidation

      - Premier and expanding position in the corporate outsourcing space

      -     Expand share in local markets

      - Leading global investment management business; deploying capital raised in more favorably priced market






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JONES LANG LASALLE - PAGE - 20:



                                 APPENDIX I


                             Superior Cash Flow


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JONES LANG LASALLE - PAGE - 21:



SUPERIOR CASH FLOW


     ----------------------------------------------------------------
                                                    Actual

     $MM                                    2007     2006     2005
     ----------------------------------------------------------------

     OPERATING INCOME                       $342     $244     $132

     Plus:  Depreciation and Amortization     56       49       34

     Plus:  Equity Earnings and Other         15        9       11

     EBITDA                                 $413     $302     $177

     Less:  Interest Expense                 (13)     (14)      (4)

     Less:  Income Taxes                     (88)     (64)     (36)

     Plus:  Working capital &
       non-cash expenses                      97      154      (16)

     NET CASH FROM OPERATIONS               $409     $378     $121


     PRIMARY USES OF CASH
     --------------------

     Acquisition                             134      192        5

     Co-Investment                            17       44       16

     E-commerce Disposition                   (6)      --       --

     Capital Expenses                        114       70       40

     Net Debt Repayment                       31       18       13

     Net Share Repurchase (1)                 90       33       38

     Dividend                                 29       21        9

     TOTAL                                  $409     $378     $121

   (1) Net Share Repurchase in 2007 includes $96 million of repurchases under our program plus repurchases for taxes less cash inflows from shares issued under share programs and related tax benefits.


                         --------------------------
                            EXPLANATION OF EBITDA
                         --------------------------

      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization

      . Management believes that EBITDA is useful to investors as a measure of operating performance

      . EBITDA should not be considered an alternative to (i) net income (loss) (determined in accordance with GAAP) or
            (ii) cash flows (determined in accordance with GAAP)